THIS SALE AND CONTRIBUTION AGREEMENT (this "Agreement") is made as of the 14th day of November, 1997 (the "Effective Date") by and among VENETIAN CASINO RESORT, LLC ("VCR"), a Nevada limited liability company having an address at 3355 Las Vegas Boulevard South, Room 1C, Las Vegas, Nevada 89109, GRAND CANAL SHOPS MALL CONSTRUCTION, LLC, a Delaware limited liability company having an address at 3355 Las Vegas Boulevard South, Room 1G, Las Vegas, Nevada 89109 ("Seller"), and GRAND CANAL SHOPS MALL, LLC, a Delaware limited liability company ("Purchaser") having an address at 3355 Las Vegas Boulevard South, Room 1L, Las Vegas, Nevada 89109.

                              W I T N E S S E T H :

            WHEREAS, VCR is the owner of fee title to that certain real property described in Exhibit A-1 attached hereto (the "Phase I Land"); and

            WHEREAS, pursuant to a lease (the "Mall I Airspace/Ground Lease") of even date herewith from VCR, as landlord, to Seller, as tenant, Seller owns a leasehold interest in and to (i) that certain space within the Phase I Land more particularly described in Exhibit A-2 attached hereto and made a part hereof (such space, as improved from time to time (including without limitation improvements therein effected from time to time in accordance with the "FADAA", as hereinafter defined), and as the boundaries thereof may be adjusted in accordance with the terms of the Cooperation Agreement (as hereinafter defined), sometimes referred to herein as the "Mall I Airspace") and (ii) that certain land within the Phase I Land more particularly described on Exhibit A-3 (said land, as improved from time to time (including without limitation improvements effected thereon from time to time in accordance with the FADAA), and as the boundaries thereof may be adjusted in accordance with the terms of the Cooperation Agreement (as hereinafter defined), sometimes referred to herein as the "Retail Annex Land"; and the Retail Annex Land, together with the Mall I Airspace, sometimes referred to herein collectively, the "Mall Parcels") ; and

            WHEREAS, pursuant to a lease (the "Master Lease for Additional Billboard Space") of even date herewith from VCR, as landlord to Seller, as tenant, Seller owns a leasehold interest in and to that certain space more particularly described in Exhibit A-4 (said space, as improved from time to time (including without limitation improvements effected from time to time in accordance with the FADAA), and as the boundaries thereof may be adjusted in accordance with the terms of the Cooperation Agreement (as hereinafter defined), sometimes referred to herein as the "Additional Billboard Space"); and

            WHEREAS, VCR has assigned to Seller all of VCR's right, title and interest in and to that certain restaurant lease (the "Billboard Operating Lease"), dated June 26, 1997 between VCR, as landlord and B.L. of Las Vegas, Inc. ("Billboard"), as tenant, pursuant to which VCR has leased to Billboard (i) a portion of the Mall I Airspace described in the Billboard Operating Lease and
(ii) the Additional Billboard Space; and

            WHEREAS, Las Vegas Sands, Inc., a Nevada corporation ("LVSI"), Seller and VCR (sometimes referred to herein collectively as "Borrowers") are parties to a Funding Agents' Disbursement and Administration Agreement (as such document is in effect as of the Effective Date hereof, the "FADAA"), dated November 14, 1997 with GMAC Commercial Mortgage Corporation ("GMAC"), The Bank of Nova Scotia, as administrative agent under that certain Bank Credit Agreement (the "Bank Credit Agreement") dated as of November 14, 1997, First Trust National Association, as trustee for the Borrower's 12.25% Mortgage Notes due 2004 (the "Mortgage Notes"), Atlantic-Pacific Las Vegas, LLC ("APJV") and The Bank of Nova Scotia, as Disbursement Agent; and

            WHEREAS, as contemplated by the FADAA, Borrowers plan to cause (i) a commercial subdivision of the Phase I Land so that the Mall I Airspace and the Retail Annex Land become separate legal parcels from the rest of the Phase I Land (collectively, the "Subdivision") and (ii) prior to the Closing Date (as hereinafter defined), the substantial completion of the construction of the "Project" (as such term is used in the FADAA), including without limitation a Venetian-theme shopping mall and certain other improvements in the Mall Airspace and the Additional Billboard Space, and a Venetian-theme retail annex to such shopping mall on the Retail Annex Land (collectively, the "Mall Improvements"); and

            WHEREAS, in connection with the FADAA, (a) VCR, Seller and Interface Group - Nevada, Inc. ("Interface"), have entered into and recorded an Amended and Restated Reciprocal Easement, Use and Operating Agreement of even date herewith (the "Cooperation Agreement") establishing certain rights and easements with respect to the Mall Parcels, the remainder of the Phase I Land and certain real properties adjacent to the Phase I Land, and (b) Seller has entered into an Energy Services Agreement, dated as of June 1, 1997 with APJV pertaining to, among other things, the provision of energy services (e.g., heating and air conditioning) to the Mall Parcels (the "Mall ESA"); and

            WHEREAS, in order to finance the Project, Borrowers have taken certain steps to arrange and obtain certain sources of funds, including entering into the Bank Credit Agreement, issuing the Mortgage Notes, and entering into a certain Loan Agreement (the "GMAC Loan Agreement"), dated November 14, 1997 with GMAC in connection with a loan in the principal amount of up to $140,000,000 (as the same may be amended, replaced or refinanced in accordance with any limitations set forth in the Intercreditor Agreement, the "GMAC Loan"); and

            WHEREAS, the GMAC Loan is secured by, among other things, the following security documents in favor of GMAC:

                  (a) a deed of trust (the "GMAC Fee Mortgage") upon, among other things, (i) fee title to the Mall Parcels, (ii) Seller's interests, as tenant, in the Master Lease for Additional Billboard Space, and (iii) Seller's interests, as landlord, under any leases (including without limitation the Billboard Operating Lease) entered into with tenants for use of portions of the Mall Parcels (each, a "Mall Tenant Lease"); and

                  (b) a deed of trust (the "GMAC Leasehold Mortgage") upon, among other things, (i) Seller's interests, as tenant, in the Mall I Airspace/Ground Lease, (ii) Seller's interests, as tenant, in the Master Lease for Additional Billboard Space, (iii) Seller's interests, as landlord, under any Mall Tenant Leases; and

            WHEREAS, pursuant to the provisions of the Mall I Airspace/Ground Lease, fee title in and to the Mall Parcels shall be granted by VCR to Seller upon the implementation of the Subdivision, and at such time the GMAC Leasehold Mortgage shall be released with respect to the Mall I Airspace/Ground Lease (but shall continue with respect to the tenant's rights under the Master Lease for Additional Billboard Space) and the GMAC Fee Mortgage shall become a first lien upon the Mall Parcel and improvements therein and thereon and upon the other collateral encumbered by the GMAC Fee Mortgage; and

            WHEREAS, Purchaser has entered into (i) a commitment letter (the "Tranche A Take-Out Commitment"), dated as of November 14, 1997 with Goldman Sachs Mortgage Company ("GSMC") and Sheldon G. Adelson ("Adelson") with respect to a loan (the "Tranche A Take-Out Loan") in the amount of the lesser of (a) $105,000,000 and (b) the principal amount of the Tranche A Loan that is outstanding on the Closing Date (as hereinafter defined) plus accrued and unpaid interest thereon for the final interest accrual period that is then not yet delinquent and (ii) the commitment letter (the "Tranche B Take-Out Commitment"), dated as of November 14, 1997 with either (x) an entity owned and controlled by Adelson or (y) Adelson with respect to a loan in the principal amount of $35,000,000; and

            WHEREAS, Seller desires to sell and Purchaser desires to purchase and accept, in accordance with and subject to the terms and conditions set forth herein, Seller's interests in the Project as the same shall exist as of the Closing Date, including, inter alia,:

                  (a) the following interests (the "Mall Real Property Interests" consisting of:

                        (i) if the Subdivision shall not have been implemented prior to the Closing Date, Seller's interests, as tenant, in the Mall I Airspace/Groundlease;

                        (ii) if the Subdivision shall have been implemented prior to the Closing Date, Seller's fee interest in the Mall Parcels; and (iii) in either event, (A) Seller's interests, as tenant, in the Master Lease for Additional Billboard Space, (B) Seller's interests, as landlord, under the Mall Tenant Leases, (C) Seller's interests under the REA, and (D) Seller's interests in and to all other easements, fixtures and improvements appurtenant thereto;

                  (b) Seller's interests under the Mall ESA and any other "Mall Intangible Property Rights" (as hereinafter defined);

                  (c) any furnishings, fixtures and equipment owned or leased by Seller and located in or on the Mall Parcels;

                  (d) cash in an amount equal to the balances, as of the Closing Date, of the "Mall Leasing Commission Reserve" line item and the "Tenant

Improvements Reserve" line item, as such terms are used in the FADAA (collectively, the "Mall Reserves Amount"); and

                  (e) cash in an amount equal to the "Mall Retainage/Punchlist Amount", as such term is used in the FADAA.

                                    AGREEMENT

            NOW, THEREFORE, in consideration of the respective agreements, covenants, representations, warranties and conditions contained in this Agreement, and for other good and valuable consideration, the parties hereto agree as follows:

            1.    Definitions.

                  1.1 All capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the FADAA.

                  1.2 "Deemed Mall Construction Costs" shall mean all amounts due under the GMAC Loan (and any indebtedness incurred to replace or refinance any portion thereof in accordance with any limitations set forth in the documentation pertaining to the GMAC Loan, the Bank Credit Facility or the Mortgage Notes (including the "Substitute Tranche B Loan," as defined in the GMAC Loan Agreement as in effect on the date hereof)), after giving effect to any advances made under the GMAC Loan on the Closing Date in accordance with the FADAA, provided that the "Deemed Mall Construction Costs" shall in no event exceed $175,000,000. The following examples illustrate the meaning of this definition:

                      (a) If the outstanding balance on the Closing Date under the loan still held by GMAC or an assignee is $140,000,000 and there are no other outstanding "GMAC Loans" as of such date, then the Deemed Mall Construction Costs shall be $140,000,000; and

                      (b) if (i) the outstanding balance on the Closing Date under the loan still held by GMAC or an assignee (after giving effect to any advances thereunder on such date in accordance with the terms of the FADAA) is $105,000,000, (ii) the outstanding balance on a Substitute Tranche B Loan on such date is $35,000,000, and (iii) there are no other outstanding "GMAC Loans" as of such date, then the Deemed Mall Construction Costs shall be $140,000,000.

                  1.3 "Project Intangible Property Rights" shall mean all right, title and interest, if any, of Seller in and to all contracts, leases, commitments to lease, brokerage agreements, management agreements, guaranties, permits, warranties, rights to the trademarks, logos and other intellectual property rights and rights to phone numbers and the like pertaining to the construction, operation, improvement, alteration or repair of the Project.

                  1.4 "Mall Intangible Property Rights" shall mean all right, title and interest of Seller in and to: (a) the Mall ESA and any other Project Intangible Property Rights which pertain exclusively to and benefit the Mall Parcels or the Additional Billboard Space (including without limitation the following intellectual property rights: the service marks "The Grand Canal" and "Grand Canal Shops" and a non-exclusive license as to "Grand Venetian" and the "Grand Venetian" design logo, but in each case only to the extent that the same may be assigned in accordance with the documentation pertaining thereto and applicable law, and (b) any Project

Intangible Property Rights, including rights to trademarks, logos and other intellectual property rights, which pertain to and benefit both the Mall Parcels or the Additional Billboard Space and to other portions of the Project, but (1) only to the extent of the portion thereof pertaining to and benefitting the Mall Parcels or the Additional Billboard Space and (2) only to the extent that such portion may be separately assigned from the balance thereof in accordance with the documentation pertaining thereto and applicable law.

                  1.5 "Mall Personal Property" shall have the meaning assigned to such term in Exhibit B attached hereto.

            2.    Agreement to Sell and Purchase.

                  2.1 Subject to the terms and conditions contained in this Agreement, Seller agrees to sell, convey, assign and contribute to Purchaser, and Purchaser agrees to purchase and accept from Seller the following (collectively, the "Mall Assets"): (a) the Mall Real Property Interests; (b) cash in the amount of the Mall Reserves Amount and the Mall Retainage/Punchlist Amount; (c) the Mall Intangible Property Rights and (d) the Mall Personal Property. Notwithstanding anything to the contrary in this Agreement, the term "Mall Assets" shall not include any permits or approvals issued by any governmental authorities in order to permit the operation of gaming activities within the Phase I Land.

                  2.2 Notwithstanding anything else in this Agreement to the contrary, Purchaser acknowledges and agrees that the purchase of the Mall Assets shall be on an "as is," "where is" basis as of the Closing Date, without any representations or warranties of Seller or VCR of any kind other than as set forth in Section 4 hereof.

                  2.3 Further, Seller agrees that to the extent that any Project Intangible Property Rights that benefit the Mall are not assigned to Purchaser pursuant to this Agreement because of the provisions of Section 1.4 hereof, Seller nonetheless shall take such steps as Purchaser from time to time reasonably may request in order to permit Purchaser to receive the benefits thereof, so long as Purchaser reimburses Seller for all costs associated therewith and otherwise takes steps reasonably approved by Seller to assure that Seller shall not be exposed to liability as a consequence of taking the steps requested by Purchaser for which Purchaser will not agree to reimburse Seller. The provisions of this Section 2.3 shall survive the closing of the sale of the Mall Assets and the delivery of a deed relating thereto.

            3.    Purchase Price and Payment; Purchaser's Pledge.

                  3.1 Seller has obtained an appraisal by Landauer Associates, Inc., dated September 16, 1997 which appraises the value of the Mall Parcels at $220,000,000. Seller and Purchaser anticipate that the actual value of the Mall Assets (including the Mall Parcels) as of the Closing Date will be not less than $190,000,000 (collectively, the "Transfer Price"). The Transfer Price will be composed of two (2) components: (i) a portion (the "Cash Portion") payable in cash and/or by assumption of debt (as provided in Section 3.2) in an amount equal to the Deemed Mall Construction Costs, and (ii) in respect of the balance of the Transfer Price, an equity contribution to Purchaser in the form of a deemed distribution from the Seller to

VCR, a capital contribution from VCR to Mall Intermediate Holding Company, LLC ("Mall Holdings"), a capital contribution from Mall Holdings to Grand Canal Shops Mall Holding Company, LLC ("Mall Direct Holdings") and a capital contribution from Mall Direct Holdings to Purchaser.

                  3.2 At Purchaser's option, the Cash Portion shall be paid by Purchaser to Seller and/or its designee(s) (i) by wire transfer of immediately available federal funds to an account or accounts designated by Seller by notice to Purchaser not less than one (1) business day prior to the Closing and, (ii) to the extent such funds are less than the amount needed to pay off the indebtedness under the GMAC Loan in full (including, without limitation, any portion thereof still held by GMAC or an assignee, any portion thereof replaced or refinanced as of such date, and the Substitute Tranche B Loan, if any) by an assumption of all remaining indebtedness under the GMAC Loan (pursuant to a document substantially in the form of the "Mortgage Assumption", as defined in
Section 5.2.1, or, if a portion of the GMAC Loan then is held by a person or entity other than GMAC, by appropriate alternative documentation containing terms substantially similar to those in the Mortgage Assumption attached hereto).

                  3.3 Notwithstanding the foregoing provisions of this Article 3, the parties acknowledge and agree that the Closing is not conditioned upon the Mall Parcels or the other Mall Assets possessing a particular minimum or maximum level of value as of the Closing.

            4.    Representations and Warranties; Covenants of Seller.

                  4.1 Seller hereby represents and warrants to Purchaser that as of the date hereof:

                        4.1.1 Seller is a limited liability company duly organized and validly existing in good standing under the laws of the State of Delaware. Seller has full power and authority to enter into this Agreement, and except as expressly set forth herein, other than consents of GMAC (and any other lenders from time to time holding any portion of the indebtedness under the GMAC
Loan) in connection with the GMAC Loan, no consents of any third party are required to execute and deliver the instruments referred to herein and/or to fully perform its obligations hereunder. All such consents have been obtained as of the date hereof;

                        4.1.2 the signatory hereto on behalf of Seller has full power and authority to bind Seller and all requisite actions necessary to authorize Seller to execute and deliver this Agreement and perform its obligations hereunder have been taken;

                        4.1.3 the execution and delivery of this Agreement, the consummation of the transactions provided for herein and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default or an acceleration under, Seller's organizational documents, any agreement to which Seller is a party or by which Seller or the Premises is bound, or any judgment, writ, trust, decree or order of any court or governmental body, or any applicable law, rule or regulation, which breach, default or acceleration would have a material adverse effect on the Premises or Seller's ability to perform its obligations hereunder;

                        4.1.4 Seller is not a "foreign person" as defined in
Section 1445(f)(3) of the Internal Revenue Code; and

                        4.1.5 Seller is solvent, has filed no petition in bankruptcy under any state or Federal bankruptcy laws, has made no assignment for the benefit of creditors and has no knowledge of any pending filing of a petition in bankruptcy, whether voluntary or involuntary, against it;

                        4.1.6 Seller has delivered to Purchaser a true, complete and correct copy of each of (i) the Mall I Airspace/Ground Lease, (ii) the Master Lease for the Additional Billboard Space, and (iii) the Billboard Operating Lease;

                        4.1.7 The Mall I Airspace/Ground Lease, the Master Lease for Additional Billboard Space and the Billboard Operating Lease are each in full force and effect as of the date hereof, and to the knowledge of Seller there are no existing defaults thereunder or under any of the Mall Intangible Property Rights; and

                        4.1.8 This Agreement is enforceable against Seller in accordance with its terms.

                  4.2 VCR hereby represents and warrants to Purchaser that as of the date hereof:

                        4.2.1 VCR is a limited liability company duly organized and validly existing in good standing under the laws of the State of Nevada. VCR has full power and authority to enter into this Agreement, and except as expressly set forth herein, other than consents of GMAC (and any other lenders from time to time holding any portion of the indebtedness under the GMAC Loan) in connection with the GMAC Loan, no consents of any third party are required to execute and deliver the instruments referred to herein and/or to fully perform its obligations hereunder. All such consents have been obtained as of the date hereof;

                        4.2.2 the signatory hereto on behalf of VCR has full power and authority to bind VCR and all requisite actions necessary to authorize VCR to execute and deliver this Agreement and perform its obligations hereunder have been taken;

                        4.2.3 the execution and delivery of this Agreement, the consummation of the transactions provided for herein and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default or an acceleration under, VCR's organizational documents, any agreement to which VCR is a party or by which VCR or the Premises is bound, or any judgment, writ, trust, decree or order of any court or governmental body, or any applicable law, rule or regulation, which breach, default or acceleration would have a material adverse effect on the Premises or VCR's ability to perform its obligations hereunder;

                        4.2.4 VCR is not a "foreign person" as defined in
Section 1445(f)(3) of the Internal Revenue Code;

                        4.2.5 VCR is solvent, has filed no petition in bankruptcy under any state or Federal bankruptcy laws, has made no assignment for the benefit of creditors and has no knowledge of any pending filing of a petition in bankruptcy, whether voluntary or involuntary, against it; and

                        4.2.6 This Agreement is enforceable against VCR in accordance with its terms.

                  4.3 Purchaser hereby represents and warrants to Seller and VCR that as of the date hereof:

                        4.3.1 Purchaser is a limited liability company duly organized and validly existing in good standing under the laws of the State of Delaware. Purchaser has the full power and authority to enter into this Agreement and no consents of any third party are required to execute and deliver the instruments referred to herein and/or to fully perform its obligations hereunder;

                        4.3.2 the signatory hereto on behalf of Purchaser has full power and authority to bind Purchaser and all requisite actions necessary to authorize Purchaser to execute and deliver this Agreement and perform its obligations hereunder have been taken;

                        4.3.3 the execution and delivery of this Agreement, the consummation of the transactions provided for herein and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default or an acceleration under, Purchaser's organizational documents, any agreement to which Purchaser is a party or by which Purchaser is bound, or any judgment, writ, trust, decree or order of any court or governmental body, or any applicable law, rule or regulation, which breach, default or acceleration would have a material adverse effect on Purchaser's ability to perform its obligations hereunder;

                        4.3.4 Purchaser is solvent, has filed no petition in bankruptcy under any state or federal bankruptcy laws, has made no assignment for the benefit of creditors and has no knowledge of any pending filing of a petition in bankruptcy, whether voluntary or involuntary against it;

                        4.3.5 Purchaser has received and reviewed true, correct and complete copies of the Mall I Airspace/Ground Lease, the Master Lease for Additional Billboard Space and the Billboard Operating Lease, and Purchaser is not aware of any facts which would cause the representations of Seller or VCR set forth in this Section 4 to be untrue in any material respect; and

                        4.3.6 This Agreement is enforceable against Purchaser in accordance with its terms.

                  4.4 The representations and warranties contained in this
Article 4 shall survive the Closing.

                  4.5 Seller and VCR covenant and agree that from and after the date of this Agreement until the Closing Date or earlier termination of this
Agreement:

                        4.5.1 Seller and VCR shall use their best efforts to implement the Subdivision; and

                        4.5.2 Seller and VCR may, at their discretion, by written notice to Purchaser, change the Plans and Specifications; provided, however, that Seller and VCR shall not make any changes in the Plans and Specifications except in accordance with the provisions of the FADAA.

                  4.6 Seller and VCR covenant to Purchaser that all Leases (as hereinafter defined) entered into from and after the date hereof through and including the Closing Date shall be at fair market rental and on commercially reasonable terms.

            5.    The Closing; Closing Deliveries.

                  5.1 Subject to the terms and conditions hereof, the closing of the transactions provided for herein (the "Closing") will be held at the location determined by the parties and on the Mall Release Date (the "Closing Date").

                  5.2 At the Closing, Seller shall deliver or cause to be delivered the following to Purchaser:

                        5.2.1 (a)   If the Subdivision shall have been
implemented on or before the Closing Date a limited warranty deed (or such other form of deed as shall be required in Clark County, Nevada in order for Purchaser, GMAC and GSMC to obtain the title insurance they require) in proper statutory form for recording, duly executed and acknowledged by Seller, so as to convey to Purchaser fee simple title to the Mall Parcels, subject only to GCCLLC Permitted Encumbrances (as defined in the FADAA) in the form attached hereto and made a part hereof as Exhibit G (the "Deed").

                              (b)   In the alternative to (a) above, if the
Subdivision shall not have been implemented on or before the Closing Date, assignment and assumption of lease (collectively, the "Mall I Airspace/Ground Lease Assignment") in proper statutory form for recording, duly executed and acknowledged by Seller, so as to assign and transfer to Purchaser (subject only to GCCLLC Permitted Encumbrances) all of Seller's right, title and interest in and to the Mall I Airspace/Ground Lease, in the form attached hereto and made a part hereof as Exhibit H and a limited warranty deed (or such other form of deed as shall be required in Clark County, Nevada in order for Purchaser, GMAC and GSMC to obtain the title insurance they require) in proper statutory form for recording, duly executed and acknowledged by Seller, so as to convey to Purchaser fee simple title to all of the improvements and fixtures located or constructed on the Mall Parcel, subject only to GCCLLC Permitted Encumbrances (as defined in the FADAA) in the form attached hereto and made a part hereof as Exhibit G-1 (the "Deed For Improvements").

                              (c)   Regardless of whether the Subdivision
shall have been implemented on or before the Closing Date, an Assignment and Assumption of Master Lease for Additional Billboard Space (the "Assignment of Master Lease for Additional Billboard Space") in proper statutory form for recording, duly executed and acknowledged by Seller, so as to assign and transfer to Purchaser (subject only to GCCLLC Permitted Encumbrances) all of Seller's right, title and interest in and to the Seller's interests under the Master Lease for Additional Billboard Space, in the form attached hereto and made a part hereof as Exhibit I.

                              (d)   Notwithstanding anything to the contrary
in this Section 5.2.1, the parties agree that if at Closing Purchaser shall take title to Seller's Interest subject to the liens in favor of the lender(s) under the GMAC Loan to secure the GMAC Loan, in accordance with Section 3.2, (i) said liens shall be, and shall be deemed to be, a GCCLLC Permitted Encumbrance, and
(ii) Seller shall deliver to Purchaser and GMAC at Closing an assumption of mortgage agreement (the "Mortgage Assumption") in proper statutory form for recording, duly executed and acknowledged by Seller, (x) if the Subdivision has occurred, whereby Purchaser assumes all of Seller's obligations under the GMAC Mortgage, in the form attached hereto and made a part hereof as Exhibit J1, and
(y) whereby Purchaser assumes all of Seller's obligations under the GMAC Leasehold Mortgage, in the form attached hereto and made a part hereof as Exhibit J2, if the Subdivision has not occurred.

                  5.2.2 a bill of sale duly executed by Seller evidencing the Sale of the Mall Personal Property, substantially in the form attached hereto as Exhibit C;

                  5.2.3 Cash in the following amounts:

                        (a) the Mall Reserves Amount; the cash to be delivered pursuant to this Section 5.2.3(a) shall be transferred by assignment of all of Seller's right, title and interest in an account pledged to GMAC pursuant to the GMAC Loan Agreement;

                        (b) the Mall Retainage/Punchlist Amount. The cash to be delivered pursuant to this Section 5.2.3(b) shall be delivered by Seller causing the same to be deposited into an escrow account to be maintained at the Disbursement Agent for the benefit of the Purchaser. In connection with the delivery of such cash, Seller further shall execute and deliver (and shall cause the Disbursement Agent to execute and deliver) to Purchaser a Mall Retainage/Punchlist Escrow Agreement substantially in the form attached hereto as Exhibit D (the "Mall Retainage/Punchlist Escrow Agreement");

                  5.2.4 an assignment duly executed by Seller of all of its right, title and interest in and to all Mall Intangible Property Rights, to the extent assignable, and all utility deposits then held for Seller's benefit with respect to the Assets, substantially in the form attached hereto as Exhibit E (with the exhibits thereto accurately completed to reflect the pertinent facts as of the Closing Date);

                  5.2.5 an assignment duly executed and acknowledged by Seller, pursuant to which Seller shall assign to Purchaser all of Seller's right, title and interest as landlord, in, to and under all Mall Tenant Leases (including, without limitation, the Billboard Operating Lease), and the balance of any security and similar deposits, if any, made by tenants pursuant to the terms of the Mall Tenant Leases as of the Closing Date, all as more particularly set forth in the form of Assignment and Assumption of Leases attached hereto as Exhibit F (with the exhibits thereto accurately completed to reflect the pertinent facts as of the Closing Date). At Closing, Seller shall deliver therewith a check to Purchaser's order in the aggregate amount of any cash security deposits maintained by Seller for the benefit of tenants under Mall Tenant Leases, including accrued interest, if any, which would be due to tenants if such deposits were withdrawn on the Closing Date or, at the option of Seller, Seller will allow Purchaser a credit against the Purchase Price in the amount of such deposits. If any security deposits shall be maintained in the form of a letter of credit, Seller shall deliver all such letters of credit at Closing and shall assign to Purchaser all of its right, title and interest as landlord thereto, and/or shall cooperate with Purchaser to cause the reissuance or endorsement of each such letter of credit for the benefit of Purchaser on or following the Closing;

                  5.2.6 executed originals of all Mall Tenant Leases or copies thereof to the extent Seller is not in possession of executed originals, and all related files and records, operating expense records and operating expense statements, together with supporting documentation with respect to the Mall Parcels, to the extent in the possession of Seller or its property manager;

                  5.2.7 estoppel certificates in form and content reasonably acceptable to Purchaser executed by Seller, with respect to each of the Mall Tenant Leases, to the extent received;

                  5.2.8 affidavits executed on behalf of Seller and VCR providing Seller's and VCR's taxpayer identification numbers and a statement that neither Seller nor VCR is a foreign person within the meaning of Section 1445(f)(3) of the Internal Revenue Code, as amended;

                  5.2.9 the keys to the improvements within the Mall Parcels to the extent in the possession of Seller or its property manager;

                  5.2.10 a letter, addressed to each tenant under a Mall Tenant Lease and executed by Seller, advising of the sale of the Premises and (as applicable) of the transfer of security and similar deposits, if any, to Purchaser, directing it to pay rent and/or deliver notices to a person and at an address designated by Purchaser and containing such other information as may be required in accordance with applicable law;

                  5.2.11 to the extent in the possession of Seller or Seller's property manager and not already delivered, (a) all original licenses and permits, authorizations and approvals which are currently in force pertaining to the Improved Property, (b) the contracts and other documentation pertaining to or evidencing the Mall Intangible Property Rights, (c) plans and drawings for the Mall Improvements and all improvements erected on the Improved Property and
(d) all guarantees and warranties which are currently in force in connection with any work or services performed or equipment installed in and to the Mall Improvements;

                  5.2.12 any and all operating expense statements, calculations of escalations, tenant leasing files and records, marketing materials, architectural and engineering drawings, utilities layout plans, topographical plans and the like in Seller's or its managing agent's possession or control which are used in the operation, construction, improvement, alteration or repair of the Mall Parcels;

                  5.2.13 such reasonable and customary affidavits and other instruments and documents, limited to knowledge as appropriate, as Purchaser's or GSMC's title insurer shall reasonably require (or, if the GMAC Loan is assumed in whole or in part by Purchaser, as the title insurer or the then holder of the GMAC Loan reasonably may require) in order to issue owner's and mortgagee policies of title insurance in respect of the Mall Parcels and/or to delete the standard pre-printed exceptions for mechanics' liens attributable to labor, services or materials furnished to the Mall Parcels and parties in possession other than the tenants under the Mall Tenant Leases; and

                  5.2.14 all other instruments and documents reasonably requested by Purchaser to effectuate this Agreement and the transaction contemplated hereby, each in form and substance reasonably satisfactory to Seller.

            5.3 At the Closing, Purchaser will deliver to Seller the following:

                  5.3.1  the Cash Portion as provided in Section 3.2;

                  5.3.2 if the Subdivision shall not have been implemented on or before the Closing Date, a counterpart of the Lease Assignment described in Section 5.2.1(b) hereof in which Purchaser assumes and agrees to observe and perform all of the obligations of Seller as tenant under the Mall I Airspace/Ground Lease which arise from and after the Closing Date;

                  5.3.3 regardless of whether the Subdivision shall have been implemented on or before the Closing Date, a counterpart of the Assignment of Master Lease for Additional Billboard Space described in Section 5.2.1(c) hereof in which Purchaser assumes and agrees to observe and perform all of the obligations of Seller as tenant under the Master Lease for Additional Billboard Space which arise from and after the Closing Date;

                  5.3.4 if at Closing Purchaser shall take title to Mall Real Property Interests subject to the liens of the GMAC Loan, as contemplated in
Section 3.2(ii), the applicable counterpart of the Assumption Agreement described in Section 5.2.1(d) hereof in which Purchaser assumes and agrees to be bound by and to observe and perform all of the obligations of Seller under the GMAC Loan which arise from and after the Closing Date.

                  5.3.5 a counterpart of the Mall Retainage/Punchlist Escrow Agreement duly executed by Purchaser and duly consented to by any lender receiving a security interest therein;

                  5.3.6 a counterpart of the assignment described in subsection 5.2.4, duly executed and acknowledged by Purchaser, in which Purchaser assumes and agrees to be bound by and to observe and perform all of the obligations of Seller under the contracts included within the Mall Intangible Property Rights which arise from and after the Closing Date;

                  5.3.7 a counterpart of the assignment described in subsection
5.2.5 hereof, duly executed and acknowledged by Purchaser, in which Purchaser assumes and agrees to be bound by and to observe and perform all of the obligations of Seller under the Mall Tenant Leases which arise from and after the Closing Date; and

                  5.3.8 all other instruments and documents reasonably requested by Seller to effectuate this Agreement and the transaction contemplated hereby, each in form and substance reasonably satisfactory to Purchaser. Purchaser shall also make any other payments required by this Agreement to be paid by Purchaser.

            6.    Conditions to Obligations
                  to Close Title.

                  The obligations of Seller, VCR and Purchaser to close the transfer of the Assets under this Agreement is expressly conditioned upon the Mall Release Date having occurred. Seller, VCR and Purchaser each covenant and agree to apply their best efforts to cause the Mall Release Date to occur as contemplated by the FADAA.

            7.    Damage or Destruction by Fire
                  or Other Casualty; Condemnation.

                  If all or any portion of the Mall Parcels is damaged or destroyed by fire or other casualty or is taken in condemnation or by eminent domain, such occurrence shall not result in a reduction in the Transfer Price or modify any of the obligations of the Parties hereto under this Agreement, including without limitations, the obligations to convey and purchase the Assets upon satisfaction of the Mall Release Conditions.

            8.    Successors and Assigns.

            This Agreement shall be binding upon and shall inure to the benefit of Seller and Purchaser and their respective successors and assigns.

            9.    Notices.

            All elections, notices and other communications (collectively, "Notices") to be given hereunder by any party to any other shall be in writing and sent in accordance with Section 9.1 of the FADAA to the address first above written.

            10.   Payment of Expenses.

            Purchaser shall pay at the Closing all costs associated with any title insurance or surveys required to be delivered in connection with the Closing and all real property transfer taxes payable by reason of the delivery of the Deed or the Lease Assignment, as the case may be. Purchaser shall pay at the Closing all other recording and filing fees and charges, and all title insurance charges. No part of the Cash Portion hereunder will be allocated to any of the Mall Intangible Property Rights. If, however, any part of the Cash Portion is deemed by any governmental or administrative body to have been paid for such Mall Intangible Property Rights, then Seller will be solely responsible for the sales tax (if any) payable in connection therewith and will indemnify Purchaser therefor and against any claim, liability or damage resulting from any obligations arising from Seller's failure to pay the amount of any such sales tax. Each party shall pay the fees and disbursements of its own counsel, provided that in the event of any dispute hereunder, the prevailing party in any such dispute shall be entitled to an award for its reasonable costs and expenses incurred in connection therewith. The provisions of this Article shall survive the Closing.

            11.   Gender and Number.

            Wherever the context so requires, references herein to the neuter gender shall include the masculine and/or feminine gender, and the singular number shall include the plural.

            12.   Entire Agreement.

            This Agreement and the instruments referred to herein embody the entire agreement and understanding between the parties relating to the subject matter hereof and may not be amended, waived or discharged except by an instrument in writing executed by the party against whom enforcement of such amendment, waiver or discharge is sought.

            13.   Captions.

            The captions in this Agreement are for convenience only and are not to be deemed part of this Agreement.

            14.   Governing Law.

            This Agreement is made pursuant to, and shall be governed by, the laws of the State of Nevada.

            15.   Counterparts.

            This Agreement may be executed and delivered in counterpart copies, all of which together will constitute one executed original agreement.

            16.   Binding and Enforceable Agreements.

            This Agreement is and is intended to be a fully binding and enforceable contract between the parties hereto notwithstanding that the parties are currently indirectly owned by the same shareholder. Each party hereto expressly acknowledges that certain third parties, including the separate creditors of each party hereto, are relying upon (i) the binding and enforceable nature hereof by each party against the others and (ii) the separate assets and liabilities of each party hereto. Each party hereto therefore agrees that this Agreement shall not be amended or modified except in accordance with the terms of the FADAA. Each party hereto further agrees not to challenge or seek to set aside this Agreement or the transactions contemplated hereby (whether in any bankruptcy or insolvency proceeding or otherwise) based upon any assertion that such transactions do not contain arm's-length terms or upon any direct or indirect common ownership of the parties hereto.

                            [signature pages follow]

            IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

            SELLER:

            GRAND CANAL SHOPS MALL
            CONSTRUCTION, LLC

            By:  Venetian Casino Resort, LLC, as sole
                   member

                  By: Las Vegas Sands, Inc., as managing member

                  By: /s/ William Weidner
                      --------------------------------
                      Name:  William Weidner
                      Title: President

            VCR:

            VENETIAN CASINO RESORT, LLC

            By:  Las Vegas Sands, Inc., as managing member

            By: /s/ William Weidner
                --------------------------------
                Name:  William Weidner
                Title: President

            PURCHASER:

            GRAND CANAL SHOPS MALL, LLC

            By:   Grand Canal Shops Mall Holding Company, LLC, as managing
                  member

                  By:   Mall Intermediate Holding Company, LLC, as managing
                        member

                        By:   Venetian Casino Resort, LLC, as sole member

                              By:   Las Vegas Sands, Inc., as managing
                                    member

                              By:   /s/ William Weidner
                                    -----------------------------------
                                    Name:  William Weidner
                                    Title: President

THE UNDERSIGNED CONSENTS
AND AGREES TO THE
PROVISIONS OF SECTION 3.1

MALL INTERMEDIATE HOLDING COMPANY, LLC

By:   Venetian Casino Resort, LLC, as sole member

      By:   Las Vegas Sands, Inc., as managing member

      By:   /s/ William Weidner
            ----------------------------------
            Name:  William Weidner
            Title: President

GRAND CANAL SHOPS MALL HOLDING COMPANY, LLC

By:   Mall Intermediate Holding Company, LLC, as
      managing member

      By:   Venetian Casino Resort, LLC, as sole member

            By:   Las Vegas Sands, Inc., as managing member

            By:   /s/ William Weidner
                  -----------------------------
                  Name:  William Weidner
                  Title: President

                                   EXHIBIT A-1

                                THE PHASE I LAND

                                   EXHIBIT A-2

                               THE MALL I AIRSPACE

                                   EXHIBIT A-3

                              THE RETAIL ANNEX LAND

                                   EXHIBIT A-4

                         THE ADDITIONAL BILLBOARD SPACE

                                    EXHIBIT B

                             MALL PERSONAL PROPERTY

1. All furniture, fixtures and equipment located on or in the Mall Parcels and owned by Seller.

                                    EXHIBIT C

                                  BILL OF SALE

            FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are acknowledged, GRAND CANAL SHOPS MALL CONSTRUCTION, LLC, a Delaware limited liability company ("Seller") sells, assigns, transfers and delivers to GRAND CANAL SHOPS MALL, LLC, a Delaware limited liability company ("Purchaser"), all of Seller's right, title and interest in and to all personal property owned by Seller and located on or used in connection with the operation and use of the real property described on
Exhibit 1 attached hereto and the improvements thereon or therein (collectively, the "Property").

            THE PROPERTY IS CONVEYED "AS IS", "WHERE IS" WITHOUT WARRANTY OR REPRESENTATION OF ANY KIND, AND ALL WARRANTIES OF QUALITY, FITNESS AND MERCHANTABILITY ARE HEREBY EXCLUDED.

            TO HAVE AND TO HOLD all and singular the Property unto Purchaser, its successors, heirs, executors, administrators and assigns, to their own proper use and benefit, forever.

            IN WITNESS WHEREOF, this Bill of Sale has been executed as of __________, __.

                              SELLER:
                              GRAND CANAL SHOPS MALL
                              CONSTRUCTION, LLC

                              By:   Venetian Casino Resort, LLC, as sole
                                    member

                                    By:   Las Vegas Sands, Inc., as
                                          managing member

                                    By:
                                          ------------------------------
                                          Name:
                                          Title:

                            Exhibit 1 to Bill of Sale

                                    EXHIBIT D

                    MALL RETAINAGE/PUNCHLIST ESCROW AGREEMENT

            This Mall Retainage/Punchlist Escrow Agreement (the "Agreement") is made as of ____________________, by and between GRAND CANAL SHOPS MALL CONSTRUCTION, LLC, a Delaware limited liability company having an address at 3355 Las Vegas Boulevard South, Room 1G, Las Vegas, Nevada 89109 ("Seller"), and GRAND CANAL SHOPS MALL, LLC, a Delaware limited liability company ("Purchaser") having an address at 3355 Las Vegas Boulevard South, Room 1L, Las Vegas, Nevada 89109.

                                    Recitals

            A. Seller and Purchaser are parties to that certain Sale and Contribution Agreement, dated as of November 14, 1997 (the "Sale and Contribution Agreement").

            B. Seller also is a party to that certain Funding Agents' Disbursement and Administration Agreement (as in effect as of the date executed, the "FADAA"), dated November 14, 1997, by and between Seller, Las Vegas Sands, Inc., Venetian Casino Resort, LLC, GMAC Commercial Mortgage Corporation ("GMAC"), The Bank of Nova Scotia, as administrative agent under that certain Bank Credit Agreement (the Bank Credit Agreement") dated as of November 14, 1997, First Trust National Association, as trustee for the Borrower's 12.25% Mortgage Notes due 2004 (the "Mortgage Notes"), Atlantic-Pacific Las Vegas, L.L.C. and The Bank of Nova Scotia, as "Disbursement Agent".

            C. Seller and Purchaser are entering into this Agreement in order to implement the terms of the Sale and Contribution Agreement and the FADAA.

                                    Agreement

            1. Capitalized terms used herein without definition shall have the meanings assigned to them in the Sale and Contribution Agreement or, if not defined therein, the meanings assigned to them in the FADAA.

            2. Substantially concurrently herewith, Seller has caused to be deposited with Disbursement Agent, as escrow agent hereunder, cash in the amount of the Mall Retainage/Punchlist Amount. In accordance with the terms of the Sale and Contribution Agreement, such funds shall be deemed property of Purchaser and shall be maintained by Disbursement Agent in an account (the "Mall Retainage/Punchlist Account") in accordance with the terms of this Agreement.

            3. Seller agrees that it shall complete, or cause to be completed, the work required in order to complete all Mall Punchlist Items in accordance with the terms of the FADAA.

            4. Disbursement Agent shall withdraw funds to pay amounts payable from the Mall Retainage/Punchlist Account in accordance with the terms of the FADAA and subject to the prior or concurrent satisfaction of any conditions upon such disbursements set forth therein (including the provision from the other funding sources contemplated therein of their appropriate respective funding shares with respect to any such advance, as determined in accordance with the FADAA). Pending disbursement, all funds in the escrow account shall be invested only in Permitted Investments at the direction of Purchaser and with maturities appropriate to cover anticipated costs as and when they are anticipated to accrue.

            5. To the extent that amounts incurred with respect to the Mall Punchlist Items are not timely paid, or the Mall Punchlist Items are not timely completed, in either case, in accordance with the terms of the FADAA (including without limitation Sections 5.3 and 5.4 thereof), Purchaser shall have the right to withdraw funds from the Mall Retainage/Punchlist Account to pay such amounts or to complete such items, as applicable by delivering a written request to Disbursement Agent specifying the amount to be withdrawn. The parties further agree that in the event that Final Completion has not been achieved by 18 months after the Mall Release Date, then Purchaser shall have the right to withdraw funds from the Mall Retainage/Punchlist Account to pay any other costs arising out of the construction of the Project secured by liens upon the Project by delivering a written request to Disbursement Agent specifying the amount to be withdrawn.

            6. Upon Final Completion, Purchaser agrees that it shall pay to Seller, as compensation for Seller's agreement to complete the Mall Punchlist Items and its work in connection therewith, any remaining balance within the Mall Retainage/ Punchlist Account. Such amounts shall be released by delivering a written request to Disbursement Agent specifying that all remaining funds should be transferred to Seller and certifying that all Mall Punchlist Items are completed. Purchaser agrees that such funds shall be disbursed to Seller free and clear of any claims of Purchaser or any persons or entities claiming through Purchaser.

            7. Purchaser agrees that it shall not withdraw any funds from the Mall Retainage/Punchlist Account except as specifically provided above. Purchaser further agrees, to the maximum extent permitted under applicable law, that it waives any right to use such funds in a manner in violation of the provisions of this Agreement (including any right under the Bankruptcy Code to assert that such funds can be used in a manner in violation of this Agreement). Purchaser further agrees that it shall not encumber the Mall Retainage/Punchlist Account in favor of any person or entity unless such secured party first agrees, for the benefit of Seller and any lenders holding security interests in any portion of the Phase I Land, that (a) it will permit disbursements from the Mall Retainage/Punchlist Account as and when required in accordance with the terms of this Agreement, (b) the loan documentation in favor of such lender(s) shall not permit the Purchaser to use such funds for any other purpose, and that the lender(s) will not waive said requirements except with the consent of any lender then holding a security interest in those portions of the Phase I Land other than the Mall Parcels, and
(c) in the event of a bankruptcy or other insolvency proceeding involving the Purchaser as a debtor, said lenders shall apply reasonable efforts to oppose any use of the funds in a manner in violation of the requirements of this Agreement. Any encumbrance or other assignment in violation of the provisions of this paragraph shall have no force or effect.

            8. In the event of any dispute hereunder, the prevailing party in any such dispute shall be entitled to an award for its reasonable costs and expenses incurred in connection therewith.

            9. This Agreement embodies the entire agreement and understanding between the parties relating to the subject matter hereof and may not be amended, waived or discharged except by an instrument in writing executed by the party against whom enforcement of such amendment, waiver or discharge is sought.

            10. This Agreement is made pursuant to, and shall be governed by, the laws of the State of New York.

            11. This Agreement may be executed and delivered in counterpart copies, all of which together will constitute one executed original agreement.

            12. This Agreement is and is intended to be a fully binding and enforceable contract between the parties hereto notwithstanding that the parties are currently indirectly owned by the same shareholder. Each party hereto expressly acknowledges that certain third parties, including the separate creditors of each party hereto, are relying upon (i) the binding and enforceable nature hereof by each party against the others and (ii) the separate assets and liabilities of each party hereto. Each party hereto further agrees that this Agreement shall not be amended or modified except with the consent of each lender then holding a security interest in any portion of the Mall Real Property Interests. Each party hereto therefore agrees not to challenge or seek to set aside this Agreement or the transactions contemplated hereby (whether in any bankruptcy or insolvency proceeding or otherwise) based upon any assertion that such transactions do not contain arm's-length terms or upon any direct or indirect common ownership of the parties hereto.

            13. The Disbursement Agent agrees to perform as set forth above and agrees to exercise commercially reasonable efforts and utilize commercially prudent practices in the performance of its duties hereunder consistent with those of similar institutions acting as an escrow agent and otherwise performing the duties set forth above. The Disbursement Agent shall have no responsibility to Seller or Purchaser as a consequence of performance by the Disbursement Agent hereunder except for any bad faith, fraud, gross negligence or willful misconduct of the Disbursement Agent. The Disbursement Agent is not obligated to supervise, inspect or inform the Company of any aspect of the construction of the Project or any other matter referred to above.

            The Disbursement Agent may rely, and shall be protected in acting or refraining from acting, upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval or other paper or document believed by it on reasonable grounds to be genuine and to have been signed or presented by the proper party or parties.

            The Disbursement Agent is authorized, in its exclusive discretion, to obey and comply with all writs, orders, judgments or decrees issued by any court or administrative agency affecting any money, documents or things held by the Disbursement Agent hereunder. The Disbursement Agent shall not be liable to any of the parties hereto, their successors, heirs or personal representatives by reason of the Disbursement Agent's compliance with such writs, orders, judgments or decrees, notwithstanding such writ, order, judgment or decree is later reversed, modified, set aside or vacated.

            The Disbursement Agent may consult with counsel and any opinion of counsel shall constitute full and complete authorization and protection in respect of any action taken or omitted by the Disbursement Agent hereunder in good faith and in accordance with such opinion of counsel.

            The Disbursement Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys appointed with due care, but the Disbursement Agent shall be responsible for any willful misconduct or gross negligence on the part of any agent or attorney so appointed.

            In the event of any disagreement between Seller and Purchaser and adverse claims or demands are made in connection with or for any of the investments or amounts held pursuant to this Agreement, the Disbursement Agent shall be entitled at its option to refuse to comply with any such claim or demand for so long as such disagreement shall continue, and in so doing, the Disbursement Agent shall not be or become liable for damages or interest to Seller or Purchaser for the Disbursement Agent's failure or refusal to comply with such conflicting or adverse claims or demands. The Disbursement Agent shall be entitled to continue to so refrain and refuse to act until:

                  (i) the rights of the adverse claimants have been fully adjudicated in the court assuming and having jurisdiction of the claimants and the investments and amounts held pursuant to this Agreement; or

                  (ii) all differences shall have been adjusted by agreement, and the Disbursement Agent shall have been notified thereof in writing by all persons deemed by the Disbursement Agent, in its sole discretion, to have an interest therein.

            In addition, the Disbursement Agent, in its sole discretion, upon giving thirty (30) days prior written notice to the Funding Agents, may file a suit in interpleader for the purpose of having the respective rights of all claimants adjudicated, and may deposit with the court all of the investments and amounts held pursuant to this Agreement. Seller agrees to pay all costs and reasonable counsel fees incurred by the Disbursement Agent in such action, said costs and fees to be included in the judgment in any such action.

            Seller and Purchaser covenant and agree to pay to the Disbursement Agent from time to time, and the Disbursement Agent shall be entitled to reasonable compensation for its services hereunder, to be paid one-half by each of Seller and Purchaser.

            Seller and Purchaser, acting jointly, shall have the right, should they reasonably determine that the Disbursement Agent has breached or failed to perform its obligations hereunder or has engaged in willful misconduct or gross negligence, upon the expiration of thirty (30) days following delivery of written notice of substitution to the Disbursement Agent, to cause the Disbursement Agent to be relieved of its duties hereunder and to select a substitute disbursement agent to serve hereunder. The Disbursement Agent may resign at any time upon thirty (30) days written notice to all parties hereto. Such resignation to be effective on the date specified in such notice. The funds held by the Disbursement Agent under the terms of this Agreement as of the effective date of the Disbursement Agent's resignation shall be delivered to a successor escrow agent designated in writing by the Seller and reasonably acceptable to Purchaser, but in the event no successor escrow agent is so designated within thirty days after the effective date of the resignation, the Disbursement Agent may pay the fund over to the clerk of a court of competent jurisdiction to hold until a successor escrow agent has been designated. Upon the effective date of any replacement as removal of the Disbursement Agent under the Disbursement Agreement, the successor Disbursement Agent shall become Disbursement Agent hereunder provided that the former Disbursement Agent shall continue to enjoy the protections hereof with respect to its duties hereunder prior to such resignation or replacement. Upon selection of such substitute disbursement agent, Seller, Purchaser and the substitute disbursement agent shall enter into an agreement substantially identical to this Agreement, and, thereafter, the Disbursement Agent shall be relieved of its duties and obligations to perform hereunder, except that the Disbursement Agent shall transfer to the substitute disbursement agent upon request therefor originals of all books, records, and other documents in the Disbursement Agent's possession relating to this Agreement.

            The Disbursement Agent shall have no duties or obligations hereunder except as expressly set forth herein, shall be responsible only for the performance of such duties and obligations and shall not be required to take any action otherwise than in accordance with the terms hereof. Purchaser agrees to indemnify and hold the Disbursement Agent harmless from and against any claims, damages, liabilities, losses, obligations or expenses (including reasonable attorneys' fees) arising out of its performance or non-performance hereunder, except to the extent that the same constitutes gross negligence or willful misconduct.

            IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.

                  SELLER:
                  GRAND CANAL SHOPS MALL
                  CONSTRUCTION, LLC

                  By:   Venetian Casino Resort, LLC, as sole member

                        By:   Las Vegas Sands, Inc, as managing member

                        By:
                              ----------------------------------------
                              Name:
                              Title:

                  PURCHASER:

                  GRAND CANAL SHOPS MALL, LLC

                  By: Grand Canal Shops Mall Holding Company, LLC, as managing member

                        By: Mall Intermediate Holding Company, LLC, as managing member

                              By:   Venetian Casino Resort, LLC, as sole
                                    member

                                    By: Las Vegas Sands, Inc., as
                                        managing member

                                    By:
                                        -------------------------------------
                                        Name:
                                        Title:

The Bank of Nova Scotia hereby consents to act as escrow agent in accordance with the terms hereof.

THE BANK OF NOVA SCOTIA

By:
   ------------------------------
   Name:
   Title:
   Date:

                                    EXHIBIT E

                       ASSIGNMENT OF CONTRACTS, INTANGIBLE
                     PERSONAL PROPERTY AND UTILITY DEPOSITS

            THIS ASSIGNMENT (this "Assignment") is made and entered into as of ___________, by and between GRAND CANAL SHOPS MALL CONSTRUCTION, LLC, a Delaware limited liability company ("Assignor"), and GRAND CANAL SHOPS MALL, LLC, a Delaware limited liability company ("Assignee"), with reference to the following:

            A. In accordance with the terms of that certain Sale and Contribution Agreement among Assignor and Venetian Casino Resort, LLC, as Seller, and Assignee, as Purchaser dated as of November 14, 1997 (the "Purchase Agreement"; capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Purchase Agreement), Assignor is conveying to Assignee concurrently herewith the real property more particularly described on Exhibit 1 attached hereto and the improvements thereon or therein (the "Property").

            B. In connection with the conveyance of the Property, Assignor and Assignee intend that all of Assignor's right, title and interest in and under certain contracts and utility deposits relating to the Property be assigned and transferred to Assignee.

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree that:

            1. Assignment. Assignor assigns, conveys, transfers and sets over to Assignee any and all of Assignor's right, title and interest in and to the following property:

               (a) Contracts. All those certain contracts and agreements listed on Exhibit 2 attached hereto relating to the Property (the "Contracts").

               (b) Intangible Personal Property. To the extent assignable, all existing intellectual property rights, including U.S. Service Mark Application Serial Nos. 75/136,424 and 75/149,902 for the marks "The Grand Canal" and "Grand Canal Shops" respectively, guarantees, permits and warranties issued in connection with the construction, operation, improvement, alteration or repair of the Property or in connection with the purchase, operation or repair of the Mall Intangible Property Rights (as defined in the Purchase Agreement).

               (c) Utility Deposits. Those deposits with utilities which remain on deposit for the benefit of Assignor with respect to utilities servicing the Mall Parcels (the "Utility Deposits"), and which are identified on Exhibit 3 attached hereto.

            2. As Is.The parties expressly acknowledge and agree that this assignment is made "as is", "where is" and without any representations or warranties of Assignor of any kind except as set forth in paragraph 3 below and as otherwise provided in the Purchase Agreement.

            3. Assignor represents that, to its knowledge, Assignor is transferring to Assignee the entire portion of Assignor's business to which the marks "The Grand Canal" (U.S. Service Mark Application No. 75/156,424) and "Grand Canal Shops" (U.S. Service Mark Application No. 75/149,902) pertain.

            4. Assumption. Assignee does hereby accept the foregoing Assignment and assumes, covenants and agrees to perform, be bound by, discharge and observe all of the terms, covenants, conditions, duties, obligations, undertakings and liabilities of Assignor under the Contracts and, to the extent applicable, the Mall Intangible Property Rights arising from and after the date hereof.

            5. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of Nevada.

            6. Successors and Assigns. This Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

            7. Modifications. This Assignment may not be modified, altered or amended, or its terms waived, except by an instrument in writing signed by the parties hereto.

            IN WITNESS WHEREOF, this Assignment has been executed by the parties as of the date first above written.

                        ASSIGNOR:

                        GRAND CANAL SHOPS MALL

                        CONSTRUCTION, LLC

                        By:   Venetian Casino Resort, LLC, as sole member

                              By: Las Vegas Sands, Inc., as managing
                                  member

                              By:
                                 ----------------------------------------------
                                 Name:
                                 Title:

                        ASSIGNEE:

                        GRAND CANAL SHOPS MALL, LLC

                        By: Grand Canal Shops Mall Holding Company, LLC, as managing member

                              By:   Mall Intermediate Holding Company,
                                    LLC, as managing member

                                    By:   Venetian Casino Resort, LLC, as
                                          sole member

                                          By: Las Vegas Sands, Inc., as
                                              managing member

                                          By:
                                              ---------------------------------
                                              Name:
                                              Title:

                      Exhibit 1 to Assignment of Contracts,
                Intangible Personal Property and Utility Deposits

                                   "PROPERTY"

                      Exhibit 2 to Assignment of Contracts,
                Intangible Personal Property and Utility Deposits

                                   "CONTRACTS"

                      Exhibit 3 to Assignment of Contracts,
                Intangible Personal Property and Utility Deposits

                               "UTILITY DEPOSITS"

                                    EXHIBIT F

                       ASSIGNMENT AND ASSUMPTION OF LEASES

                 THIS ASSIGNMENT AND ASSUMPTION OF LEASES (this

            "Assignment") is made and entered into as of _____________, by and between GRAND CANAL SHOPS MALL CONSTRUCTION, LLC, a Delaware limited liability company ("Assignor"), and GRAND CANAL SHOPS MALL, LLC, a Delaware limited liability company ("Assignee"), with reference to the following:

            A. In accordance with the terms of that certain Sale and Contribution Agreement among Venetian Casino Resort, LLC and Grand Canal Shops Mall Construction, LLC, as Seller, and Assignee, as Purchaser dated as of November 14, 1997 (the "Purchase Agreement"; capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Purchase Agreement), Assignor is required to convey to Assignee all right, title and interest of Assignor, as Landlord, in, to and under the tenancies and leases (the "Leases") described on Exhibit 2 annexed hereto and made a part hereof, with respect to the premises described on Exhibit 1 annexed hereto and made a part hereof (the "Premises").

            B. In connection with the conveyance of the Leases, Assignor is also transferring to Assignee all of Assignor's right, title and interest in and to all of the security deposits listed on Exhibit 3 annexed hereto (the "Security Deposits").

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree that:

            1. Assignment. Assignor hereby assigns, conveys, transfers and sets over to Assignee, its successors and assigns forever, all of Assignor's right, title and interest, as landlord, in, to and under the Leases and the Security Deposits. This assignment is made "as is", "where is" and without any representations or warranties of Assignor of any kind except as otherwise provided in the Purchase Agreement.

            2. Assumption. Assignee does hereby accept the foregoing Assignment, and assume, covenant and agree to perform, be bound by, discharge and observe all of the terms, covenants, conditions, duties, obligations, undertakings and liabilities of Assignor under the Leases arising from and after the date hereof.

            3. No Effect on Purchase Agreement. The delivery of this Assignment by Assignor and the acceptance of this Assignment by Assignee shall not constitute a waiver, expansion or modification of any representation, covenant or warranty, which survives the closing of title, contained in the Purchase Agreement.

            4. Modification. This Assignment may not be modified, altered or amended, or its terms waived, except by an instrument in writing signed by the parties hereto.

            5. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of Nevada.

            IN WITNESS WHEREOF, Assignor and Assignee have duly executed this Assignment as of the date first above written.

                        ASSIGNOR:

                        GRAND CANAL SHOPS MALL

                        CONSTRUCTION, LLC

                        By:   Venetian Casino Resort, LLC, as sole member

                              By: Las Vegas Sands, Inc., as managing
                                  member

                              By:
                                 ---------------------------------------------
                                 Name:
                                 Title:

                        ASSIGNEE:

                        GRAND CANAL SHOPS MALL, LLC

                        By: Grand Canal Shops Mall Holding Company, LLC, as managing member

                              By:   Mall Intermediate Holding Company,
                                    LLC, as managing member

                                    By:   Venetian Casino Resort, LLC, as
                                          sole member

                                          By: Las Vegas Sands, Inc., as
                                              managing member

                                          By:
                                              --------------------------------
                                              Name:
                                              Title:

                Exhibit 1 to Assignment and Assumption of Leases

                                   "PROPERTY"

                Exhibit 2 to Assignment and Assumption of Leases

                                    "LEASES"

                Exhibit 3 to Assignment and Assumption of Leases

                               "SECURITY DEPOSITS"

                                    EXHIBIT G

                                FORM OF THE DEED

                                   EXHIBIT G-1

                          FORM OF DEED FOR IMPROVEMENTS

                                    EXHIBIT H

                          ASSIGNMENT AND ASSUMPTION OF
                          MALL I AIRSPACE/GROUND LEASE

            THIS ASSIGNMENT AND ASSUMPTION OF MALL I AIRSPACE/GROUND LEASE (this "Assignment") is made and entered into as of _____________, 1997 by and between GRAND CANAL SHOPS MALL CONSTRUCTION, LLC ("Assignor"), and GRAND CANAL SHOPS MALL, LLC ("Assignee"), with reference to the following:

            A. In accordance with the terms of that certain Sale and Contribution Agreement between Assignor and Venetian Casino Resort, LLC, as Seller, and Assignee, as Purchaser dated, as of November 14, 1997 (the "Sale and Contribution Agreement"; capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Sale and Contribution Agreement), Assignor is required to convey to Assignee all right, title and interest of Assignor, as tenant in, to and under the ground lease (the "Mall I Airspace/Ground Lease") described on Exhibit 2 annexed hereto and made a part hereof, with respect to the premises described on Exhibit 1 annexed hereto and made a part hereof (the "Premises").

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree that:

            1. Assignment. Assignor hereby assigns, conveys, transfers and sets over to Assignee, its successors and assigns forever, all of Assignor's right, title and interest, as tenant in, to and under the Mall I Airspace/Ground Lease, including, without limitation, all right, title and interest of Assignor in and to the easements, rights of way, servitudes, licenses, rights, privileges and appurtenances at any time belonging or in any way pertaining to the Premises and in and to all buildings, structures, other improvements and fixtures now standing or at anytime hereafter erected upon or in the Premises. This assignment is made "as is" and "where is", without any representation or warrants of Assignor of any kind whatsoever (except as set forth in the Sale and Contribution Agreement).

            2. Assumption. Assignee does hereby accept the foregoing Assignment, and assume, covenant and agree to perform, be bound by, discharge and observe all of the terms, covenants, conditions, duties, obligations, undertakings and liabilities of Assignor under the Mall I Airspace/Ground Lease from and after the date hereof.

            3. No Effect on Sale and Contribution Agreement. The delivery of this Assignment by Assignor and the acceptance of this Assignment by Assignee shall not constitute a waiver, expansion or modification of any representation, covenant or warranty, which survives the closing of title, contained in the Sale and Contribution Agreement.

            4. Modification. This Assignment may not be modified, altered or amended, or its terms waived, except by an instrument in writing signed by the parties hereto.

            5. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of Nevada.

            IN WITNESS WHEREOF, Assignor and Assignee have duly executed this Assignment as of the date first above written.

                        ASSIGNOR:

                        GRAND CANAL SHOPS MALL

                        CONSTRUCTION, LLC

                        By:   Venetian Casino Resort, LLC, as sole member

                              By:   Las Vegas Sands, Inc., as managing
                                    member

                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:

                        ASSIGNEE:

                        GRAND CANAL SHOPS MALL, LLC

                        By: Grand Canal Shops Mall Holding Company, LLC, as managing member

                              By:   Mall Intermediate Holding Company,
                                    LLC, as managing member

                                    By:   Venetian Casino Resort, LLC, as
                                          sole member

                                          By:  Las Vegas Sands, Inc., as
                                               managing member

                                          By:
                                              ---------------------------------
                                              Name:
                                              Title:

                                    EXHIBIT I

                  ASSIGNMENT AND ASSUMPTION OF MASTER LEASE FOR
                  ADDITIONAL BILLBOARD SPACE

            THIS ASSIGNMENT AND ASSUMPTION OF MASTER LEASE FOR ADDITIONAL BILLBOARD SPACE (this "Assignment") is made and entered into as of _____________, by and between GRAND CANAL SHOPS MALL CONSTRUCTION, LLC ("Assignor"), and GRAND CANAL SHOPS MALL, LLC ("Assignee"), with reference to the following:

            A. In accordance with the terms of that certain Sale and Contribution Agreement between Assignor and Venetian Casino Resort, LLC, as Seller, and Assignee, as Purchaser dated, as of November 14, 1997 (the "Sale and Contribution Agreement"; capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Sale and Contribution Agreement), Assignor is required to convey to Assignee all right, title and interest of Assignor, as tenant in, to and under the Master Lease for Additional Billboard Space (the "Master Lease for Additional Billboard Space") described on
Exhibit 2 annexed hereto and made a part hereof, with respect to the premises described on Exhibit 1 annexed hereto and made a part hereof (the "Premises").

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree that:

            1. Assignment. Assignor hereby assigns, conveys, transfers and sets over to Assignee, its successors and assigns forever, all of Assignor's right, title and interest, as tenant in, to and under the Master Lease for Additional Billboard Space, including, without limitation, all right, title and interest of Assignor in and to the easements, rights of way, servitudes, licenses, rights, privileges and appurtenances at any time belonging or in any way pertaining to the Premises and in and to all buildings, structures, other improvements and fixtures now standing or at anytime hereafter erected upon or in the Premises. This assignment is made "as is" and "where is," without any representation or warranty of Assignor of any kind whatsoever (except as set forth in the Sale and Contribution Agreement).

            2. Assumption. Assignee does hereby accept the foregoing Assignment, and assume, covenant and agree to perform, be bound by, discharge and observe all of the terms, covenants, conditions, duties, obligations, undertakings and liabilities of Assignor under the Master Lease for Additional Billboard Space from and after the date hereof.

            3. No Effect on Sale and Contribution Agreement. The delivery of this Assignment by Assignor and the acceptance of this Assignment by Assignee shall not constitute a waiver, expansion or modification of any representation, covenant or warranty, which survives the closing of title, contained in the Sale and Contribution Agreement.

            4. Modification. This Assignment may not be modified, altered or amended, or its terms waived, except by an instrument in writing signed by the parties hereto.

            5. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of Nevada.

            IN WITNESS WHEREOF, Assignor and Assignee have duly executed this Assignment as of the date first above written.

                        ASSIGNOR:

                        GRAND CANAL SHOPS MALL

                        CONSTRUCTION, LLC

                        By:   Venetian Casino Resort, LLC, as sole member

                              By:  Las Vegas Sands, Inc., as managing
                                   member

                              By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

                        ASSIGNEE:

                        GRAND CANAL SHOPS MALL, LLC

                        By: Grand Canal Shops Mall Holding Company, LLC, as managing member

                              By:   Mall Intermediate Holding Company,
                                    LLC, as managing member

                                    By:   Venetian Casino Resort, LLC, as
                                          sole member

                                          By: Las Vegas Sands, Inc., as
                                              managing member

                                          By:
                                              ---------------------------------
                                              Name:
                                              Title:

                    Exhibit 1 to Assignment and Assumption of
                          Mall I Airspace/Ground Lease

                                   "PREMISES"

                     Exhibit 2 Assignment and Assumption of
                          Mall I Airspace/Ground Lease

                          MALL I AIRSPACE/GROUND LEASE

That certain Ground Lease dated as of November 14, 1997 by and between Venetian Casino Resorts, LLC ("Landlord") and Grand Canal Shops Mall Construction, LLC ("Tenant").

                               [Post-Subdivision]

                               IN RECORDABLE FORM

                                   Exhibit J 1
                      (To Sale and Contribution Agreement)

                              ASSUMPTION AGREEMENT

            THIS ASSUMPTION AGREEMENT ("Assumption") is made as of this ____ day of __________, 199_ among GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation, whose address is 100 South Wacker Drive, Suite 400, Chicago, Illinois 60604 ("GMAC"), GRAND CANAL SHOPS MALL CONSTRUCTION, LLC, a Delaware limited liability company, whose address is 3355 Las Vegas Boulevard South, Las Vegas, Nevada 89109 ("Construction LLC"), and GRAND CANAL SHOPS MALL, LLC, a Delaware limited liability company whose address is 3355 Las Vegas Boulevard South, Las Vegas, Nevada 89109 ("Mall LLC"), VENETIAN CASINO RESORT, LLC, a Nevada limited liability company, whose address is 3355 Las Vegas Boulevard South, Las Vegas, Nevada 89109 ("VCR") and acknowledged by LAWYERS TITLE OF NEVADA, INC., a Nevada corporation, whose address is 1050 East Flamingo, Suite 180, Las Vegas, Nevada 09119 ("Title Company").

                              W I T N E S S E T H:

            WHEREAS, in accordance with the terms of that certain Sale and Contribution Agreement among VCR, Construction LLC, as Seller, and Mall LLC, as Purchaser, dated as of November 14, 1997 (the "Purchase Agreement"; capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Purchase Agreement), Construction LLC has agreed to convey to Mall LLC interests in certain real property situated in Clark County, Nevada and more particularly described on Exhibit A attached hereto and made a part hereof (the "Property");

            WHEREAS, pursuant to the terms of the Credit Agreement dated as of November 14, 1997 among Las Vegas Sands, Inc., VCR, and Construction LLC, (individually and collectively, as the context requires, "Borrowers") and GMAC, as lender ("GMAC Credit Agreement"), and the other Loan Documents (as defined in the GMAC Credit Agreement), GMAC has provided certain loans in the aggregate amount of $140,000,000.00, which loans are secured by, among other things, the Deed of Trust, Assignment of Leases and Rents and Security Agreement, dated as of November 14, 1997 made by VCR to the Title Company for the benefit of GMAC and recorded on _________________, 1997 as Document No. ________________in the
Office of the Recorder of Deeds, Clark County, Nevada ("Deed of Trust") and assumed by Construction LLC pursuant to the terms and provisions of that certain Mall I Airspace/Ground Lease, dated as of

November 14, 1997 by and between VCR, as landlord, and Construction LLC, as tenant; and

            WHEREAS, as a condition to the consummation of the Purchase Agreement transaction, Mall LLC has agreed to assume all of the obligations of and liabilities of the Borrowers under the GMAC Credit Agreement, the Deed of Trust, and the other Loan Documents (collectively, "Secured Obligations").

                                R E C I T A L S:

            NOW, THEREFORE, in consideration of the mutual terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            1. Assumption of the Secured Obligations. Mall LLC hereby assumes all of the Secured Obligations and covenants, promises and agrees as follows:

                  (a) To pay the indebtedness under the Secured Obligations at the time, in the manner, and in all respects as provided therein;

                  (b) To perform and discharge each and all of the covenants, agreements and obligations under the Secured Obligations to be performed by the Borrowers at the time, in the manner, and in all respects as therein provided; and

                  (c) To be bound by each and all of the terms and provisions of the Secured Obligations as though they had originally been made, executed and delivered by Mall LLC.

            2. Further Assurances. Mall LLC agrees to execute any documents reasonably required by GMAC in order to evidence Mall LLC's assumption of the Secured Obligations.

            3. Title Update. Mall LLC has concurrently herewith provided GMAC with a date down endorsement to its title policy, which update shows only exceptions to title permitted by the Loan Documents or otherwise reasonably acceptable to GMAC.

            4. Representation and Warranty. Mall LLC hereby represents, covenants, acknowledges, and warrants that the Secured Obligations are valid, enforceable against it, and free from all defenses.

            5. Binding Effect. This Assumption shall be binding upon and inure to the benefit of the parties hereto and their respective beneficiaries, legal representatives, heirs, successors and assigns.

            6. Entire Agreement. This Assumption constitutes the entire understanding of the parties with respect to the subject matter hereof, and the terms and conditions of this Assumption may be amended or modified only by a written instrument signed by the parties hereto.

            7. Headings. The headings of paragraphs hereof are for convenience only and do not modify, limit or define the contents of the paragraphs.

            8. Recording. This Assumption shall be recorded with the Office of the Recorder of Deeds, Clark County, Nevada, at Mall LLC's expense.

            9. Release of Seller and Affiliates. GMAC agrees that, effective upon such recordation, VCR, Construction LLC and all of their respective Affiliates (other than Mall LLC) shall be released from any further liability whatsoever under the Secured Obligations.

            IN WITNESS WHEREOF, the parties have executed this Assumption as of the day and year first above written.

                          GMAC COMMERCIAL MORTGAGE

                          By:
                             ------------------------------------

                          Its:
                              -----------------------------------

                          GRAND CANAL  SHOPS MALL

                          By:   Venetian Casino Resort, LLC, as sole
                                Member

                                By:  Las Vegas Sands, Inc.,
                                     as managing member

                                By:
                                    -----------------------------
                                    Name:
                                    Title:

                         GRAND CANAL SHOPS MALL, LLC

                         By: Grand Canal Shops Mall Holding Company, Inc., as managing member

                               By:   Venetian Casino Resort, LLC,
                                     as sole Member

                                     By: Las Vegas Sands, Inc.,
                                         as managing member

                                     By:
                                         -----------------------------
                                         Name:
                                         Title:

                         VENETIAN CASINO RESORT, LLC,

                               By:   Las Vegas Sands, Inc.,
                                     as managing member

                               By:
                                     ---------------------------------
                                     Name:
                                     Title:

Accepted and Agreed to this
_________day of________________________, 19__

LAWYERS TITLE OF NEVADA, INC.

By:
   ---------------------------
Its:
    --------------------------

STATE OF ________________)
                         )

COUNTY OF _______________)

      This instrument was acknowledged before me on the ____ day of ___________,

19___, by _____________________________________________, as __________of GMAC
COMMERCIAL MORTGAGE CORPORATION.

                                          Notary Public

STATE OF ________________)